Subsequent Events (Notes)	12 Months Ended
Aug. 27, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Issues of stock options and restricted common stock
On October 11, 2016 the Human Resources Committee of our Board of Directors issued stock options and shares of restricted common stock, which is further discussed in Note 11.

Dividend
On October 12, 2016 our Board of Directors declared a cash dividend of $0.10 per outstanding share of common stock. The dividend will be paid on November 23, 2016 to all shareholders of record at the close of business on November 9, 2016.

Securities Purchase Agreement
On October 2, 2016, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Grand Design, Octavius Corporation (“Octavius”), Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Partners Entrepreneur Advisors Fund I, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., SP GE VIII-B GD RV Holdings, L.P. (collectively the “Summit Sellers”), RDB III, Inc., and each of the shareholders of RDB III, Inc. (collectively the “RDB Sellers”). The Summit Sellers and RDB Sellers are hereafter referred to as “Sellers.”

The Purchase Agreement provides that, among other things, and subject to the terms and conditions of the Purchase Agreement, Octavius, a newly formed wholly-owned subsidiary, will acquire all of the equity interests of Grand Design and all of the capital stock of SP GE VIII-B RV Blocker Corp., a Delaware corporation owned by Summit Partners Growth Equity Fund VIII-B, L.P., representing the sale of Grand Design to Winnebago. Following the transaction, Grand Design will be an indirect wholly-owned subsidiary. The purchase price for the acquisition is approximately $500.0 million, consisting of $395.0 million in cash and 4,586,555 shares ($105.0 million) of our common stock to be issued to Sellers. The $500.0 million purchase price is subject to customary closing adjustments pursuant to the terms of the Purchase Agreement. The closing of the acquisition is also subject to customary closing conditions, including the expiration of any applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended. The acquisition is expected to close in the first fiscal quarter of 2017.

In connection with our agreement to acquire Grand Design we executed a customary debt commitment letter with JPM Morgan pursuant to which, subject to customary exceptions and conditions, JPMorgan has committed to provide a seven-year $300.0 million secured term loan B facility, and a five-year $125.0 million asset-based revolving credit facility (collectively the “Credit Facilities”). We intend to use the proceeds from the term loan and a portion of the revolving credit facility together with $60.0 million in cash and $105.0 million in common stock to complete the acquisition of Grand Design. The remainder of the revolving credit facility will be used to fund our working capital needs. The Credit Facilities are expected to be secured by all or substantially all of our assets, and will replace our current credit facility with Wells Fargo Bank, N.A.